UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-07816

Registrant Name:	PIMCO PCM Fund, Inc.

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau 1633 Broadway New York, NY 10019

Registrant’s telephone number, including area code:	844-377-4626

Date of Fiscal Year End:	December 31

Date of Reporting Period:	September 30, 2014

Item 1. Schedule of Investments

Schedule of Investments

PCM Fund, Inc.

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 177.2%
BANK LOAN OBLIGATIONS 7.0%
Albertson’s Holdings LLC
4.000% due 08/25/2019	$122	$121
4.500% due 08/25/2021	267	266
Cactus Wellhead LLC
7.000% due 07/31/2020	500	492
CDRH Parent, Inc.
5.250% due 07/01/2021	60	60
Clear Channel Communications, Inc.
6.904% due 01/30/2019	3,000	2,870
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	3,714	3,703
New Albertson’s, Inc.
4.750% due 06/27/2021	1,300	1,282
ServiceMaster Co.
4.250% due 07/01/2021	200	197

Total Bank Loan Obligations (Cost $9,109)		8,991

CORPORATE BONDS & NOTES 40.2%
BANKING & FINANCE 18.5%
American International Group, Inc.
5.450% due 05/18/2017	500	551
8.175% due 05/15/2068 (h)	2,700	3,652
Blackstone CQP Holdco LP
9.296% due 03/18/2019	3,500	3,501
Cantor Fitzgerald LP
7.875% due 10/15/2019 (h)	1,000	1,097
Exeter Finance Corp.
9.750% due 05/20/2019	800	800
Ford Motor Credit Co. LLC
8.000% due 12/15/2016 (h)	500	569
International Lease Finance Corp.
7.125% due 09/01/2018 (h)	1,600	1,804
Jefferies LoanCore LLC
6.875% due 06/01/2020 (h)	800	778
KGH Intermediate Holdco LLC
7.734% due 08/07/2019 (f)	1,125	1,125
8.500% due 08/08/2019 (f)	375	375
Navient Corp.
8.000% due 03/25/2020 (h)	1,000	1,124
8.450% due 06/15/2018 (h)	1,100	1,240
Regions Financial Corp.
7.750% due 11/10/2014 (h)	2,000	2,014
SL Green Realty Corp.
7.750% due 03/15/2020 (h)	2,000	2,381
Springleaf Finance Corp.
6.500% due 09/15/2017 (h)	455	480
6.900% due 12/15/2017 (h)	1,200	1,278
Toll Road Investors Partnership LP
0.000% due 02/15/2045	4,471	905

		23,674

INDUSTRIALS 17.9%
Armored Autogroup, Inc.
9.250% due 11/01/2018	100	103
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(h)	1,089	1,007
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (h)	3,143	2,420
9.000% due 02/15/2020	157	122
California Resources Corp.
6.000% due 11/15/2024 (c)	1,500	1,545
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (d)(h)	400	400
CVS Pass-Through Trust
5.880% due 01/10/2028 (h)	1,498	1,689
7.507% due 01/10/2032 (h)	900	1,147
Endo Finance LLC & Endo Finco, Inc.
5.375% due 01/15/2023 (h)	700	670
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (h)	1,900	1,886

Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^	285	31
Gulfport Energy Corp.
7.750% due 11/01/2020 (h)	800	838
NGC Corp.
7.125% due 05/15/2018 ^	250	0
Regency Energy Partners LP
5.000% due 10/01/2022 (h)	600	593
Rockies Express Pipeline LLC
6.875% due 04/15/2040	410	447
Sitel LLC
11.000% due 08/01/2017 (h)	700	728
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (h)	2,290	2,473
Tenet Healthcare Corp.
4.375% due 10/01/2021 (h)	1,000	962
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019	1,778	1,876
UAL Pass-Through Trust
6.636% due 01/02/2024 (h)	656	709
9.750% due 07/15/2018 (h)	540	610
10.400% due 05/01/2018 (h)	394	436
Valeant Pharmaceuticals International
6.875% due 12/01/2018 (h)	1,200	1,243
Warren Resources, Inc.
9.000% due 08/01/2022 (h)	1,000	980
Western Express, Inc.
12.500% due 04/15/2015	40	36

		22,951

UTILITIES 3.8%
Cloud Peak Energy Resources LLC
8.500% due 12/15/2019 (h)	500	521
Frontier Communications Corp.
9.000% due 08/15/2031	49	51
Illinois Power Generating Co.
6.300% due 04/01/2020 (h)	1,515	1,428
7.950% due 06/01/2032 (h)	1,024	1,019
NGPL PipeCo LLC
7.768% due 12/15/2037	86	89
Sprint Corp.
7.125% due 06/15/2024 (h)	1,800	1,821

		4,929

Total Corporate Bonds & Notes (Cost $49,846)		51,554

MUNICIPAL BONDS & NOTES 1.1%
ARKANSAS 0.4%
Little Rock Municipal Property Owners Multipurpose Improvement District No. 10, Arkansas Special Tax Bonds, Series 2007
7.200% due 03/01/2032	615	587

VIRGINIA 0.1%
Lexington Industrial Development Authority, Virginia Revenue Notes, Series 2007
8.000% due 01/01/2015	130	130

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	870	740

Total Municipal Bonds & Notes (Cost $1,558)		1,457

U.S. GOVERNMENT AGENCIES 2.0%
Freddie Mac
0.811% due 01/25/2021 (a)	3,049	93
0.884% due 10/25/2020 (a)(h)	9,070	340
3.615% due 06/25/2041 (a)	10,500	2,103

Total U.S. Government Agencies (Cost $2,274)		2,536

MORTGAGE-BACKED SECURITIES 97.4%
Adjustable Rate Mortgage Trust
2.614% due 01/25/2036 ^	367	319
Banc of America Alternative Loan Trust
6.370% due 04/25/2037 (h)	552	461
Banc of America Commercial Mortgage Trust
5.414% due 09/10/2047 (h)	2,000	2,126
Banc of America Funding Trust
2.603% due 12/20/2034	751	639
5.637% due 03/20/2036	246	228
7.000% due 10/25/2037 ^	948	659

Banc of America Mortgage Trust
2.680% due 06/20/2031	615	638
2.741% due 06/25/2035	349	344
2.768% due 11/25/2034	523	527
BCAP LLC Trust
0.356% due 07/26/2036	87	65
5.016% due 03/26/2036	147	150
BCRR Trust
5.858% due 07/17/2040 (h)	1,000	1,090
Bear Stearns Adjustable Rate Mortgage Trust
2.550% due 05/25/2034	275	269
2.664% due 10/25/2035	1,634	1,631
Bear Stearns ALT-A Trust
2.464% due 05/25/2036	65	40
2.501% due 08/25/2036 ^	1,284	1,064
2.583% due 11/25/2036 (h)	1,195	830
2.701% due 08/25/2036 ^	488	363
2.728% due 01/25/2047	86	64
3.303% due 05/25/2036 ^	477	376
3.601% due 09/25/2034	255	256
4.159% due 07/25/2035	222	170
Bear Stearns Commercial Mortgage Securities Trust
5.694% due 06/11/2050 (h)	3,000	3,283
5.897% due 06/11/2040 (h)	2,000	2,199
6.647% due 05/11/2039	1,000	1,015
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^	923	606
Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	454	411
Citigroup Commercial Mortgage Trust
0.671% due 05/15/2043 (a)	69,121	89
5.899% due 12/10/2049 (h)	2,500	2,745
Citigroup Mortgage Loan Trust, Inc.
2.494% due 11/25/2036 ^	359	315
2.616% due 09/25/2035 ^	413	363
2.650% due 08/25/2035	248	232
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049 (h)	4,012	4,289
CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	90	92
Cobalt Commercial Mortgage Trust
5.223% due 08/15/2048 (h)	1,742	1,854
Commercial Mortgage Trust
6.092% due 07/10/2046	690	763
6.586% due 07/16/2034	709	766
7.160% due 07/16/2034 (h)	1,500	1,665
Countrywide Alternative Loan Trust
0.335% due 06/25/2047 (h)	1,346	1,090
0.364% due 07/20/2046 ^	2,446	1,707
0.435% due 02/25/2037	429	347
0.445% due 02/25/2036 ^	1,559	1,289
1.115% due 12/25/2035 (h)	3,190	2,697
6.000% due 11/25/2035 ^	252	137
6.000% due 04/25/2036	6,221	5,249
6.000% due 05/25/2037 ^	999	826
Countrywide Home Loan Mortgage Pass-Through Trust
0.475% due 03/25/2035	341	266
2.313% due 02/20/2036	27	25
2.363% due 09/20/2036 ^	242	204
2.584% due 09/25/2047 ^	982	886
6.000% due 05/25/2037 ^(h)	648	606
Credit Suisse Commercial Mortgage Trust
5.467% due 09/15/2039 (h)	4,321	4,604
Credit Suisse First Boston Mortgage Securities Corp.
1.489% due 12/15/2035 (a)	42	3
7.000% due 02/25/2033	111	118
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039	1,000	1,065
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036	347	285
6.500% due 05/25/2036 ^	260	184
FFCA Secured Franchise Loan Trust
1.003% due 09/18/2027 (a)	2,522	83
First Horizon Alternative Mortgage Securities Trust
2.251% due 08/25/2035 ^	226	66
First Horizon Mortgage Pass-Through Trust
2.574% due 04/25/2035	207	208
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)	14,841	61
GMAC Commercial Mortgage Securities, Inc.
8.592% due 09/15/2035	1,203	1,205
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039 (h)	2,000	2,156
GS Mortgage Securities Trust
1.642% due 08/10/2043 (a)	16,296	1,068
2.753% due 05/10/2045 (a)	6,281	743
5.560% due 11/10/2039 (h)	4,500	4,822
6.166% due 08/10/2043	1,670	1,830

HarborView Mortgage Loan Trust
0.343% due 01/19/2038	80	69
0.403% due 01/19/2036 (h)	1,191	840
4.591% due 06/19/2036 ^	567	412
IndyMac Mortgage Loan Trust
0.955% due 11/25/2034	189	173
Indymac Mortgage Loan Trust
2.800% due 06/25/2037	755	719
IndyMac Mortgage Loan Trust
2.834% due 05/25/2036	302	210
JPMorgan Chase Commercial Mortgage Securities Trust
0.596% due 02/15/2046 (a)	61,000	1,776
1.580% due 03/12/2039 (a)	734	13
5.710% due 03/18/2051 (h)	4,100	4,446
5.794% due 02/12/2051 (h)	1,195	1,307
5.891% due 02/12/2049 (h)	1,400	1,524
6.125% due 02/15/2051 (h)	116	116
6.450% due 05/12/2034 (h)	3,890	4,059
JPMorgan Mortgage Trust
2.490% due 07/25/2035	227	230
LB Commercial Mortgage Trust
5.600% due 10/15/2035	520	539
6.101% due 07/15/2044 (h)	950	1,041
LB-UBS Commercial Mortgage Trust
5.347% due 11/15/2038 (h)	1,278	1,373
Legg Mason Mortgage Capital Corp.
7.110% due 03/10/2021 (f)	2,258	2,275
Lehman Mortgage Trust
6.000% due 05/25/2037 ^	762	743
6.140% due 04/25/2036	355	339
Luminent Mortgage Trust
0.325% due 12/25/2036	1,191	973
MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	1,012	957
Merrill Lynch Mortgage Investors Trust
0.575% due 07/25/2030	472	442
0.815% due 11/25/2029	291	284
2.133% due 11/25/2035	104	104
2.691% due 11/25/2035	377	376
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051 (h)	1,500	1,628
5.700% due 09/12/2049 (h)	2,300	2,523
Morgan Stanley Capital Trust
0.421% due 11/12/2049 (a)	61,414	397
5.447% due 02/12/2044 (h)	2,000	2,155
5.692% due 04/15/2049	315	343
5.809% due 12/12/2049	556	608
Morgan Stanley Capital, Inc.
6.010% due 11/15/2030	2,686	2,836
Morgan Stanley Mortgage Loan Trust
2.969% due 01/25/2035 ^	415	24
6.000% due 08/25/2037 ^	519	473
Morgan Stanley Re-REMIC Trust
0.000% due 07/17/2056 (b)	242	241
Ocwen Residential MBS Corp.
7.000% due 10/25/2040 ^	232	0
Regal Trust
2.182% due 09/29/2031	364	345
Residential Accredit Loans, Inc. Trust
0.335% due 06/25/2046	208	96
3.743% due 01/25/2036 ^	645	525
6.000% due 08/25/2035	473	422
6.500% due 09/25/2037 ^	478	375
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	347	269
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	585	549
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048 (h)	1,000	1,051
5.331% due 02/16/2044	1,000	1,055
5.336% due 05/16/2047 (h)	1,000	1,063
6.068% due 02/17/2051	2,744	2,746
Structured Adjustable Rate Mortgage Loan Trust
4.714% due 11/25/2036 ^	454	410
4.800% due 04/25/2036 ^	749	587
5.087% due 01/25/2036 ^	582	446
5.176% due 09/25/2036 ^	483	424
Structured Asset Mortgage Investments Trust
0.365% due 08/25/2036	1,340	1,071
Structured Asset Securities Corp. Trust
5.000% due 05/25/2035	132	135
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	248	161

TIAA CMBS Trust
5.770% due 06/19/2033	1,500	1,531
Wachovia Bank Commercial Mortgage Trust
1.132% due 10/15/2041 (a)	9,814	1
5.509% due 04/15/2047	1,000	1,070
6.140% due 02/15/2051 (h)	1,825	2,005
WaMu Commercial Mortgage Securities Trust
5.849% due 03/23/2045 (h)	1,000	1,022
WaMu Mortgage Pass-Through Certificates Trust
2.203% due 12/25/2036 ^(h)	708	644
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036	2,519	1,731
Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	80	81
Wells Fargo Mortgage-Backed Securities Trust
5.701% due 10/25/2036	600	588
Wells Fargo-RBS Commercial Mortgage Trust
1.275% due 02/15/2044 (a)(h)	30,369	979

Total Mortgage-Backed Securities (Cost $104,469)		124,776

ASSET-BACKED SECURITIES 23.9%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.780% due 02/25/2033 ^	5	0
Asset-Backed Securities Corp. Home Equity Loan Trust
3.404% due 06/21/2029	156	147
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028	434	517
Bayview Financial Acquisition Trust
0.432% due 12/28/2036	327	310
Bear Stearns Asset-Backed Securities Trust
0.535% due 06/25/2036	49	48
2.814% due 07/25/2036	532	508
5.500% due 12/25/2035	115	98
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	1,224	744
Citigroup Mortgage Loan Trust, Inc.
0.605% due 11/25/2045	5,300	4,752
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	426	343
9.163% due 03/01/2033	970	895
Denver Arena Trust
6.940% due 11/15/2019	212	215
EMC Mortgage Loan Trust
0.805% due 02/25/2041	559	546
Fremont Home Loan Trust
0.335% due 04/25/2036 (h)	1,913	1,779
GE Capital Mortgage Corp.
6.705% due 04/25/2029	203	201
GSAA Home Equity Trust
0.425% due 06/25/2035	140	133
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.395% due 04/25/2047	6,250	3,616
Keystone Owner Trust
9.000% due 01/25/2029	56	54
Legg Mason Portfolio Trust
6.550% due 03/10/2020	446	446
Lehman XS Trust
5.420% due 11/25/2035	470	472
Merrill Lynch First Franklin Mortgage Loan Trust
0.395% due 05/25/2037	2,194	1,320
Merrill Lynch Mortgage Investors Trust
0.655% due 06/25/2036	567	526
Oakwood Mortgage Investors, Inc.
6.890% due 11/15/2032 ^	667	265
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037	4,569	2,982
Residential Asset Mortgage Products Trust
0.895% due 09/25/2032	64	59
Residential Asset Securities Corp. Trust
0.615% due 06/25/2031	2,195	2,033
Securitized Asset-Backed Receivables LLC Trust
0.605% due 10/25/2035	5,500	4,217
Soundview Home Loan Trust
0.435% due 06/25/2037	4,113	2,494
Southern Pacific Secured Asset Corp.
0.495% due 07/25/2029	44	40
Structured Asset Investment Loan Trust
4.655% due 10/25/2033	68	29
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	769	785
UPS Capital Business Credit
3.456% due 04/15/2026	1,856	46

Total Asset-Backed Securities (Cost $29,706)		30,620

	SHARES
COMMON STOCKS 0.1%
ENERGY 0.1%
SemGroup Corp. ‘A’	1,293	108

Total Common Stocks (Cost $34)		108

WARRANTS 0.1%
ENERGY 0.1%
SemGroup Corp. - Exp. 11/30/2014	1,361	81

INDUSTRIALS 0.0%
Alion Science and Technology Corp. - Exp. 03/15/2017	1,100	0

Total Warrants (Cost $6)		81

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.4%
REPURCHASE AGREEMENTS (g) 2.6%		3,300

SHORT-TERM NOTES 1.1%
Fannie Mae
0.091% due 02/02/2015	$100	100
Federal Home Loan Bank
0.061% due 12/12/2014	100	100
0.081% due 03/18/2015	800	800
Freddie Mac
0.091% due 02/11/2015	100	100
0.132% due 06/09/2015	300	300

		1,400

U.S. TREASURY BILLS 1.7%
0.051% due 01/15/2015 - 02/12/2015 (e)(j)(l)	2,140	2,140

Total Short-Term Instruments (Cost $6,839)		6,840

Total Investments in Securities (Cost $203,841)		226,963

Total Investments 177.2% (Cost $203,841)		$226,963
Financial Derivative Instruments (i)(k) (1.5%) (Cost or Premiums, net $(5,074))		(1,982)
Other Assets and Liabilities, net (75.7%)		(96,928)

Net Assets Applicable to Common Shareholders 100.0%		$128,053

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind bond security.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Restricted Securities:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	7.734%	08/07/2019	08/07/2014	$1,096	$1,125	0.88%
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	375	375	0.29%
Legg Mason Mortgage Capital Corp.	7.110%	03/10/2021	01/29/2013	2,177	2,275	1.78%

				$3,648	$3,775	2.95%

Borrowings and Other Financing Transactions

(g)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.000%	09/30/2014	10/01/2014	$3,300	U.S. Treasury Bonds 2.875% due 05/15/2043	$(3,359)	$3,300	$3,300

Total Repurchase Agreements						$(3,359)	$3,300	$3,300

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(2.000%)	08/20/2014	08/19/2016	$(2,222)	$(2,215)
	(0.500%)	10/02/2014	09/30/2016	(920)	(920)
	0.600%	08/26/2014	02/26/2015	(1,077)	(1,078)
	0.650%	07/16/2014	10/15/2014	(1,107)	(1,109)
	0.650%	07/30/2014	10/30/2014	(247)	(247)
	0.710%	08/26/2014	02/26/2015	(2,718)	(2,720)
	0.984%	09/03/2014	12/03/2014	(104)	(104)
	0.985%	07/07/2014	10/07/2014	(4,422)	(4,432)
	0.986%	07/30/2014	10/30/2014	(1,472)	(1,475)
	0.987%	08/07/2014	11/07/2014	(1,998)	(2,001)
	1.035%	07/07/2014	10/07/2014	(1,946)	(1,951)
	1.235%	07/07/2014	10/07/2014	(854)	(857)
	1.385%	06/30/2014	10/02/2014	(3,530)	(3,543)
	1.430%	10/02/2014	04/02/2015	(2,624)	(2,624)
DEU	0.590%	06/30/2014	10/02/2014	(5,935)	(5,944)
	0.590%	07/07/2014	10/08/2014	(2,249)	(2,252)
	0.590%	07/21/2014	10/21/2014	(1,712)	(1,714)
	0.590%	07/23/2014	10/24/2014	(1,908)	(1,910)
	0.590%	07/31/2014	10/30/2014	(1,261)	(1,262)
	0.590%	08/01/2014	11/03/2014	(2,200)	(2,202)
	0.590%	08/05/2014	11/06/2014	(1,052)	(1,053)
	0.590%	10/02/2014	10/02/2014	(934)	(934)
	0.620%	08/11/2014	11/12/2014	(1,551)	(1,552)
	0.620%	08/15/2014	11/17/2014	(447)	(447)
	0.620%	08/20/2014	11/18/2014	(768)	(769)
	0.650%	09/24/2014	12/23/2014	(1,649)	(1,649)
	0.750%	10/02/2014	01/02/2015	(3,910)	(3,910)
JPS	0.754%	09/12/2014	10/14/2014	(6,960)	(6,963)
	1.484%	09/18/2014	12/18/2014	(2,848)	(2,850)
MSC	1.100%	07/15/2014	10/15/2014	(1,969)	(1,974)
	1.150%	07/15/2014	10/15/2014	(5,621)	(5,635)
RBC	0.600%	07/30/2014	10/29/2014	(543)	(544)
	0.600%	08/13/2014	11/13/2014	(521)	(521)
	0.600%	08/27/2014	12/01/2014	(639)	(639)
	0.700%	08/26/2014	02/26/2015	(2,228)	(2,230)
RDR	0.420%	08/13/2014	11/13/2014	(3,428)	(3,430)
	0.420%	10/06/2014	11/13/2014	(762)	(762)
	0.450%	07/07/2014	10/07/2014	(552)	(553)
	0.550%	09/04/2014	11/07/2014	(955)	(955)
	0.930%	08/06/2014	11/06/2014	(2,997)	(3,001)
	0.930%	08/20/2014	11/21/2014	(1,248)	(1,249)
	0.930%	09/02/2014	12/02/2014	(944)	(945)
	0.940%	08/06/2014	11/06/2014	(2,289)	(2,292)
	1.230%	09/02/2014	12/02/2014	(822)	(823)
	1.230%	09/24/2014	12/02/2014	(822)	(822)
	1.330%	09/24/2014	03/24/2015	(1,173)	(1,173)
RYL	1.132%	05/20/2014	11/20/2014	(2,967)	(2,980)
	1.134%	05/21/2014	11/24/2014	(1,974)	(1,982)
	1.173%	05/07/2014	11/07/2014	(1,434)	(1,442)
SAL	0.983%	08/11/2014	11/12/2014	(4,956)	(4,963)
	0.984%	08/08/2014	11/03/2014	(2,349)	(2,352)

Total Reverse Repurchase Agreements					$(101,954)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $62,129 at a weighted average interest rate of 0.842%.

(h)	Securities with an aggregate market value of $104,515 have been pledged as collateral under the terms of master agreements as of September 30, 2014.

(i)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Interest Rate Swaps

							Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	$4,100	$(219)	$(6)	$25	$0

Total Swap Agreements					$(219)	$(6)	$25	$0

(j)	Securities with an aggregate market value of $168 and cash of $183 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014.

(k)	Financial Derivative Instruments: Over the Counter

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

							Swap Agreements, at Value (3)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Asset	Liability
RYL	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$6,693	$(3,933)	$2,456	$0	$(1,477)
	ABX.HE.PENAAA.7-1 Index	0.090%	08/25/2037	2,305	(1,141)	611	0	(530)

					$(5,074)	$3,067	$0	$(2,007)

Total Swap Agreements					$(5,074)	$3,067	$0	$(2,007)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)	Securities with an aggregate market value of $1,972 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$8,499	$492	$8,991
Corporate Bonds & Notes
Banking & Finance	0	21,374	2,300	23,674
Industrials	0	21,196	1,755	22,951
Utilities	0	4,929	0	4,929
Municipal Bonds & Notes
Arkansas	0	587	0	587
Virginia	0	130	0	130
West Virginia	0	740	0	740
U.S. Government Agencies	0	2,536	0	2,536
Mortgage-Backed Securities	0	122,260	2,516	124,776
Asset-Backed Securities	0	30,074	546	30,620
Common Stocks
Energy	108	0	0	108
Warrants
Energy	81	0	0	81
Short-Term Instruments
Repurchase Agreements	0	3,300	0	3,300
Short-Term Notes	0	1,400	0	1,400
U.S. Treasury Bills	0	2,140	0	2,140
Total Investments	$189	$219,165	$7,609	$226,963

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$25	$0	$25

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2,007)	$0	$(2,007)

Totals	$189	$217,183	$7,609	$224,981

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 12/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$490	$0	$0	$0	$2	$0	$0	$492	$2
Corporate Bonds & Notes
Banking & Finance	0	2,254	0	2	0	44	0	0	2,300	44
Industrials	2,043	0	(248)	0	0	(40)	0	0	1,755	(10)
Mortgage-Backed Securities	3,178	94	(891)	10	103	83	0	(61)	2,516	14
Asset-Backed Securities	580	0	(26)	4	0	(12)	0	0	546	(13)

Totals	$5,801	$2,838	$(1,165)	$16	$103	$77	$0	$(61)	$7,609	$37

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$492	Third Party Vendor	Broker Quote	98.50
Corporate Bonds & Notes
Banking & Finance	375	Benchmark Pricing	Base Price	100.00
	1,125	Discounted Cash Flows	Credit Rating OAS Spread Yield	B-BBB 600 - 950bps 8.75 - 9.75
	800	Market Comparable Companies	Credit Rating Net Debt to Equity Ratio Yield	B-BB 8-10x 8.00 - 10.00
Industrials	1,755	Third Party Vendor	Broker Quote	108.00 - 113.00
Mortgage-Backed Securities	0	Benchmark Pricing	Base Price	0.20
	2,275	Indicative Market Quotation	Broker Quote	100.75
	241	Third Party Vendor	Broker Quote	99.47
Asset-Backed Securities	100	Benchmark Pricing	Base Price	2.50 - 96.81
	446	Other Valuation Techniques (2)	-	-

Total	$7,609

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the investment advisor may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the portfolio manager’s expectation of principal and interest payments, fees and costs, and other unobservable inputs which may include credit rating, yield and option adjusted spread (“OAS”) of a security. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable companies valuation estimates fair value by using an internal model that utilizes comparable companies’ inputs such as the company’s credit rating, debt to equity ratios, market multiples derived from earnings before interest, taxes, depreciation and amortization (“EBITDA”), manager assumptions regarding such comparable companies and requested non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ Appreciation (1)
$203,841	$27,432	$(4,310)	$23,122

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
RYL	Royal Bank of Scotland Group PLC	SAL	Citigroup Global Markets, Inc.

Currency Abbreviations:
USD (or $)	United States Dollar

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	PIK	Payment-in-Kind
CMBS	Collateralized Mortgage-Backed Security	MBS	Mortgage-Backed Security

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO PCM Fund, Inc.

By: /s/ Peter G. Strelow

Peter G. Strelow

President, Principal Executive Officer

Date: November 25, 2014

By: /s/ William G. Galipeau

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

Date: November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow

Peter G. Strelow,

President, Principal Executive Officer

Date: November 25, 2014

By: /s/ William G. Galipeau

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

Date: November 25, 2014